Exhibit 99

ICT GROUP FINANCIAL MEDIA CONTACT:	ICT GROUP INVESTOR CONTACT:
BERNS COMMUNICATIONS GROUP, LLC	MBS VALUE PARTNERS
Michael McMullan	Betsy Brod
212-994-4660	212-750-5800

ICT GROUP ACQUIRES ARGENTINA-BASED PROYECTAR CONNECT S.A.

• Positions ICT Group for Expanded Growth within Central and South American Markets

• Augments Offshore Support Capabilities

NEWTOWN, PA, DECEMBER 1, 2006 — ICT GROUP, INC. (NASDAQ: ICTG), a leading global provider of customer management and business process outsourcing solutions, announced today that it has acquired Proyectar Connect S.A., an Argentina-based customer management services company with headquarters in Buenos Aires, that provides customer care, telesales and help desk/technical support services.

According to John J. Brennan, Chairman and Chief Executive Officer of ICT GROUP, “Consistent with ICT GROUP’s strategic growth objectives, we expect this acquisition to further strengthen our market position in Central and South America. In addition to providing a base for further expansion in this region, we also anticipate using this operation to provide cost-effective offshore bilingual English/Spanish support services for the U.S. market and multi-lingual support services for clients and prospects in Europe.”

Currently, Proyectar Connect serves clients exclusively in the Argentina market. For its last fiscal year ending May 31, 2006, Proyectar Connect earned revenue of USD $8.1 million.

ICT GROUP, headquartered in Newtown, Pa., is a leading global provider of customer management and business process outsourcing solutions. The Company provides a comprehensive mix of customer care/retention, acquisition, up-selling/cross-selling, technical support, market research and database marketing as well as e-mail management, data entry/collections, claims processing and document management services, using its global network of onshore, near-shore and offshore operations. ICT GROUP also provides interactive voice response (IVR) and advanced speech recognition solutions as well as hosted Customer Relationship Management (CRM) technologies, available for use by clients at their own in-house facility or on a co-sourced basis in conjunction with

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ICT GROUP ACQUIRES ARGENTINA-BASED PROYECTAR CONNECT S.A. (CONT.)

the Company’s fully integrated contact center operations. To learn more about ICT GROUP, visit the Company’s website at www.ictgroup.com.

Important Cautionary Information Regarding Forward-Looking Statements:

This press release contains certain forward-looking statements concerning expansion of ICT GROUP’s operations and demand for ICT GROUP’s services. The forward-looking statements involve assumptions and are subject to substantial risks and uncertainties. Whenever possible, forward-looking statements are preceded by, followed by or include the words “believes,” “expects,” “estimates,” “anticipates” or similar expressions, which speak only as of the date the statement is made. ICT GROUP assumes no obligation to update any such forward-looking statements. For such statements, ICT GROUP claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual events may differ materially from those disclosed in the forward-looking statements as a result of various factors, including without limitation, a party invoking cancellation or other provisions of a contract, customer demand for a client’s product, the client’s budgets and plans and other conditions affecting the client’s industry, industry and Government regulation, general and local economic conditions and those factors discussed in ICT GROUP’s annual report on Form 10-K for the year ended December 31, 2005, and other documents, such as reports on Form 8-K and reports on Form 10-Q filed by ICT GROUP with the Securities and Exchange Commission. Although ICT GROUP believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct and we undertake no obligation to update such expectations.

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